Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.
200 West Street
New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Goldman Sachs Asset Backed Securities Corp. (the “Company”) and Goldman Sachs & Co. LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of solar assets in conjunction with the proposed offering of Mill City Solar Loan Trust 2020-1-GS.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 22, 2020, representatives of the Company provided us with a listing of 6,235 solar assets (the “Solar Asset Listing”). At the Company’s instruction, we randomly selected 18 solar assets from the Solar Asset Listing, excluding the solar assets indicated in Appendix A (the “Sample Assets”).

Further, on May 22, 2020, representatives of the Company provided us with a computer-generated solar asset data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2020, with respect to each of the 6,235 solar assets set forth on the Solar Asset Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Assets relating to the solar asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.          Contract ID (for informational purposes only)

2.          State of contract

3.          City

4.          Zip code

5.          Payment frequency

6.          Rate

7.          Original term (months) (origination)

8.          Original loan amount

9.          Monthly payment

10.       First payment due date

11.       Last payment due date

12.       Issuer originated asset (Y/N)

13.       Re-amortized monthly payment

14.       Target balance date

15.     System Size (kW)

16.       Contracted generation guaranteed (%)

17.       ACH Payment (Y/N)

18.       In-service date (PTO Date)

19.       FICO score

20.       Installer name

21.       Solar panel manufacturer

22.       Inverter manufacturer

23.       Battery manufacturer

24.       Purchased /portfolio asset (Y/N)

25.       Current loan balance

26.       Remaining term of contract (months)

27.       Number of days past due

28.       ITC amount

29.       # of months since PTO

30.       Remaining term to target balance date (months)

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 8. to the corresponding information set forth on or derived from the “Loan Agreement.”

We compared Characteristics 9. through 14. to the corresponding information set forth on or derived from the “Welcome Letter.”

We compared Characteristics 15. and 16. to the corresponding information set forth on or derived from the “Purchase Agreement.”

We compared Characteristics 17. through 27. to the corresponding information set forth on or derived from electronic data files from the Company’s loan systems, delivered by the Company, as of March 31, 2020 (collectively, the “System File”).

With respect to our comparison of Characteristic 28., we recomputed the ITC amount as (i) 30.0% for the Sample Assets with a “Docs Sent Date” (as set forth on a query provided by the Company from the Company’s origination system (the “Docs Sent Date Query”)), of October 31, 2019 or earlier and (ii) 26.0% for Sample Assets with a “Docs Sent Date” (as set forth on the Docs Sent Date Query) of November 1, 2019 or later. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 29., we recomputed the # of months since PTO as the number of months between (i) the in-service date (PTO Date) (as set forth on the System File) and (ii) March 31, 2020. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 30., we recomputed the remaining term to target balance date (months) as the number of months between (i) the target balance date (as set forth on the Welcome Letter) and (ii) March 31, 2020. We compared such recomputed information to the corresponding information set forth on the Statistical Data File.

For purposes of our procedures and at your instruction:

•	With respect to our comparison of Characteristic 4., for the Sample Asset indicated in Appendix B, we observed a difference with respect to the zip code set forth on the Statistical Data File when compared to the zip code set forth on the Loan Agreement. For this Sample Asset, we were instructed to perform an additional procedure and compare the zip code set forth on the Statistical Data File to the zip code set forth on the Welcome Letter.

The solar asset documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents. In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Asset Documents, except as described in Appendix C. Supplemental information is contained on Appendix D and Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the solar assets underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the solar assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 25, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 25, 2020.

19-01-007491	19-09-010828
19-01-008046	19-09-010901
19-01-009862	19-09-011604
19-01-010995	19-09-012157
19-01-011816	19-09-012673
19-01-012499	19-09-012876
19-01-012586	19-10-008134
19-01-012650	19-10-008673
19-01-012709	19-10-012693
19-02-011537	19-11-007452
19-02-013311	19-11-011067
19-03-007654	19-11-011463
19-03-010781	19-11-011693
19-03-011924	19-11-012637
19-03-014486	19-12-007403
19-04-006927	19-12-007656
19-04-007488	19-12-011278
19-04-007871	19-12-012088
19-04-013523	19-12-012463
19-05-007552	19-13-007216
19-05-008967	19-13-007339
19-05-010923	19-13-007381
19-05-012214	19-13-007860
19-05-012613	19-13-011524
19-06-007919	19-13-011865
19-06-011192	19-13-012606
19-06-012322	19-13-014309
19-06-014493	19-13-014578
19-07-008367	19-14-006220
19-07-009164	19-14-009117
19-07-009985	19-14-009804
19-07-010548	19-14-010039
19-07-011299	19-14-011941
19-07-011302	19-15-006099
19-07-012575	19-15-006599
19-07-012943	19-15-009637
19-08-010522	19-15-011108
19-08-010650	19-15-011721
19-08-011135	19-15-011872
19-08-012482	19-15-012133
19-08-013542	19-16-007825

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 25, 2020.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Asset:

19-06-011717

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 25, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in System Size (kW).
2	One difference in contracted generation guaranteed (%).
3	Unable to verify the System Size (kW) for one Sample Asset.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 25, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Asset number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Asset Documents

1	19-02-007555	System Size (kW)	9.43 kW	11.70 kW
2	19-04-013229	Contracted generation guaranteed (%)	90%	70%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 25, 2020.

Supplemental Information Related to the Findings Set Forth on Appendix C

In applying our agreed-upon procedures as outlined above, we were unable to verify the following:

Exception Description Number	Sample Asset number	Characteristic not verified

3	19-02-008299	System Size (kW)

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.